                                                                    EXHIBIT 99.2



DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                   Summary Of Bank, Investment & Petty Cash Accounts                                    Attachment 1
                                              Great Ocean Cruise Line, L.L.C.
Summary                                           Case No: 01-10959 (JWV)                                                 UNAUDITED
Great Ocean Cruise Line, LLC                     For Month Of December, 2002



                                                Balances
                                --------------------------------      Receipts &           Bank
                                  Opening              Closing        Disbursements        Statements          Account
Account                         As Of 12/01/02    As Of 12/31/02      Included             Included            Reconciled
-------                         --------------    --------------      --------             --------            ----------
Mississippi Queen Steamer          4,000.00           0.00              Yes                No - Not            Yes
Hibernia                                                                                   Concentration
Account # - 812-502-719                                                                    Account

Mississippi Queen                      0.00           0.00              No - No            Not A Bank          No - No
Petty Cash                                                              Activity           Account             Activity

                                      Receipts & Disbursements      Attachment 2
                                   Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer        Case No: 01-10959 (JWV)             UNAUDITED
                                                Hibernia
                                   Mississippi Queen Steamer Account
                                          Account # - 812-502-719
                                    1 December 02 - 31 December 02

Opening Balance - 1 December 02
                 4,000.00


Receipts






                ---------
                     0.00    Total Receipts


Disbursements
                (4,000.00)   To Delta Queen Steamboat CO -
                             Hibernia - DQSC Master Cash - Account (812-395-335)



                ---------
                (4,000.00)   Total Disbursements



Closing Balance - 31 December 02
                     0.00

                                    Concentration & Investment Account Statements             Attachment 3
                                           Great Ocean Cruise Line, L.L.C.
Summary                                      Case No: 01-10959 (JWV)
Great Ocean Cruise Line, LLC                  For Month Of December, 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 16:50:15
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                  PTD-Actual
                                                  31-Dec-02
                                                ------------
Revenue
Gross Revenue                                           0.00
Allowances                                              0.00
                                                ------------
Net Revenue                                             0.00

Operating Expenses
Air                                                     0.00
Hotel                                                   0.00
Commissions                                             0.00
Onboard Expenses                                        0.00
Passenger Expenses                                    266.12
Vessel Expenses                                         0.00
Layup/Drydock Expense                                   0.00
Vessel Insurance                                   10,139.71
                                                ------------
Total Operating Expenses                           10,405.83

                                                ------------
Gross Profit                                      (10,405.83)

SG&A Expenses
Sales & Marketing                                       0.00
Start-Up Costs                                          0.00
                                                ------------
Total SG&A Expenses                                     0.00

                                                ------------
EBITDA                                            (10,405.83)

Depreciation                                            0.00

                                                ------------
Operating Income                                  (10,405.83)

Other Expense/(Income)
Interest Income                                         0.00
Equity in Earnings for Sub                              0.00
Reorganization expenses                                 0.00
Other expense                                      (5,600.90)
                                                ------------
Total Other Expense/(Income)                       (5,600.90)

                                                ------------
Net Pretax Income/(Loss)                           (4,804.93)

Income Tax Expense                                      0.00

                                                ------------
Net Income/(Loss)                                  (4,804.93)
                                                ============

AMCV US SET OF BOOKS                                Date: 20-JAN-03 12:58:40
BALANCE SHEET - ATTACHMENT 5                        Page:   1
Current Period: DEC-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                 YTD-Actual                     YTD-Actual
                                                  31-Dec-02                     22-Oct-01
                                             -----------------               -----------------
ASSETS

Cash and Equivalent                                       0.00                       91,427.94

Restricted Cash                                           0.00                            0.00

Accounts Receivable                                       0.00                       61,448.42

Inventories                                               0.00                      387,173.50

Prepaid Expenses                                          0.00                        9,438.70

Other Current Assets                                      0.00                      (14,555.00)
                                             -----------------               -----------------
Total Current Assets                                      0.00                      534,933.56


Fixed Assets                                              0.00                   32,530,486.54

Accumulated Depreciation                                  0.00                  (22,994,750.57)
                                             -----------------               -----------------
Net Fixed Assets                                          0.00                    9,535,735.97


Net Goodwill                                              0.00                            0.00

Intercompany Due To/From                         21,315,422.40                   19,836,574.32

Net Deferred Financing Fees                               0.00                            0.00

Net Investment in Subsidiaries                            0.00                            0.00
                                             -----------------               -----------------
Total Other Assets                               21,315,422.40                   19,836,574.32
                                             -----------------               -----------------
Total Assets                                     21,315,422.40                   29,907,243.85
                                             =================               =================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:58:40
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                  YTD-Actual                     YTD-Actual
                                                   31-Dec-02                     22-Oct-01
                                                -----------------            -----------------
LIABILITIES

Accounts Payable                                             0.00                     9,423.11

Accrued Liabilities                                          0.00                   935,232.90

Deposits                                                     0.00                         0.00
                                                -----------------            -----------------
Total Current Liabilities                                    0.00                   944,656.01


Long Term Debt                                               0.00                         0.00

Other Long Term Liabilities                                  0.00                         0.00
                                                -----------------            -----------------
Total Liabilities                                            0.00                   944,656.01


Liabilities Subject to Compromise                    2,296,086.22                 2,827,647.41


OWNER'S EQUITY

Common Stock                                                 0.00                         0.00

Add'l Paid In Capital                                4,571,000.00                 4,571,000.00

Current Net Income (Loss)                           (6,757,806.54)                 (984,131.23)

Retained Earnings                                   21,206,142.72                22,548,071.66
                                                -----------------            -----------------
Total Owner's Equity                                19,019,336.18                26,134,940.43
                                                -----------------            -----------------
Total Liabilities & Equity                          21,315,422.40                29,907,243.85
                                                =================            =================

Great Ocean Cruise Line, LLC                             ATTACHMENT 6                       01-10959 (JWV)
                                            Summary List of Due To/Due From Accounts
                                             For the Month Ended December 31, 2002

                                            CASE            BEGINNING                                                   ENDING
AFFILIATE NAME                             NUMBER            BALANCE             DEBITS             CREDITS             BALANCE
American Classic Voyages Co.              01-10954        29,579,572.10               --                   --        29,579,572.10
AMCV Cruise Operations, Inc.              01-10967       (22,093,131.96)              --                   --       (22,093,131.96)
The Delta Queen Steamboat Co.             01-10970        17,374,876.19         4,000.00           129,631.33        17,249,244.86
DQSB II, Inc.                             01-10974              (877.52)              --                   --              (877.52)
Great AQ Steamboat, L.L.C                 01-10960            14,507.47               --                   --            14,507.47
Great Pacific NW Cruise Line, L.L.C       01-10977            10,219.55               --                   --            10,219.55
Great River Cruise Line, L.L.C            01-10963          (503,950.75)              --                   --          (503,950.75)
Cruise America Travel, Incorporated       01-10966        (2,953,907.27)              --                   --        (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C        01-10964            85,950.95               --                   --            85,950.95
Cape Cod Light, L.L.C                     01-10962             4,980.00               --                   --             4,980.00
Cape May Light, L.L.C                     01-10961             1,844.01               --                   --             1,844.01
Project America, Inc.                     N/A                 (4,475.20)              --                   --            (4,475.20)
Great Hawaiian Cruise Line, Inc.          01-10975           (37,394.43)              --                   --           (37,394.43)
Great Hawaiian Properties Corporation     01-10971           (34,964.32)              --                   --           (34,964.32)
Great Independence Ship Co.               01-10969            (2,195.09)              --                   --            (2,195.09)
                                                        --------------------------------------------------------------------------
                                                          21,441,053.73         4,000.00           129,631.33        21,315,422.40
                                                        ==========================================================================

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The reduction in liabilities subject to compromise was due to a reduction in priority passenger claims. Waivers received by Delaware North Companies were reimbursed from escrowed cash held by The Delta Queen Steamboat Co., an affiliated Debtor, as provided for in the Asset Purchase Agreement dated May 13, 2002.